SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

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                      FORM 8-K
                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE
           SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (Date of earliest event reported):
               SEPTEMBER 15, 1998

         HARNISCHFEGER INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)


DELAWARE 		         	1-9929		           39-1566457
(State or Other  (Commission File      (IRS Employer
Jurisdiction of   Number)          				Identification
Incorporation                  								No.)


3600 SOUTH LAKE DRIVE, ST. FRANCIS, WISCONSIN  53235-3716
	(Address of Principal Executive Offices)		    (Zip Code)

Registrant's telephone number, including area code:  (414) 486-6400

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Item 5.	Other Events.

  	On September 15, 1998, Harnischfeger Industries, Inc. (the "Company") and BankBoston, N.A., formerly known as The First National Bank of Boston, as Rights Agent, amended the Rights Agreement dated as of February 8, 1989, as amended as of October 9, 1995, between the Company and the Rights Agent. Pursuant to this amendment, the term of the Rights Agreement is extended for a period of ten years, to February 17, 2009. In addition, the level of ownership of Company common stock which triggers the Rights Agreement has been reduced from 20% to 15%.

   On September 21, 1998, the Company announced it had discontinued exploring the possible sale of Beloit Corporation as well as other methods of separating its principal businesses.

   	The amendment to the Rights Agreement and the press release announcing the amendment and announcing that the Company had discontinued exploring the possible sale of Beloit Corporation as well as other methods of separating its principal businesses are attached hereto as exhibits and are incorporated herein by reference.

Item 7.	Exhibits.

		 4.	  Amendment, dated as of September 15, 1998, to
        the Rights Agreement, dated as of February 8, 1989, as amended as of October 9, 1995, between Harnischfeger Industries, Inc. and BankBoston, N.A., formerly known as The First National Bank of Boston, as Rights Agent.

		99.	  Press Release, dated September 21, 1998,
        announcing the amendment to the Rights
        Agreement and announcing that the Company had discontinued exploring the possible sale of Beloit
        Corporation as well as other methods of separating its principal businesses.

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                        				SIGNATURE

   	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      				HARNISCHFEGER INDUSTRIES, INC.


Date:  September 21, 1998	By: /s/ James C. Benjamin
                    						________________________________
					                     James C. Benjamin
					                     Vice President and Controller

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                     					EXHIBIT INDEX

Exhibit
No.
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 4.	      Amendment, dated as of September 15, 1998, to the Rights
          Agreement, dated as of February 8, 1989, as amended as of October 9, 1995, between Harnischfeger Industries, Inc. and BankBoston, N.A., formerly known as The First National Bank of Boston, as Rights Agent.

99.      	Press Release, dated September 21, 1998, announcing the
          amendment to the Rights Agreement and announcing that the Company had discontinued exploring the possible sale of Beloit Corporation as well as other methods of separating its principal businesses.


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                                            							EXHIBIT NO. 4

                  	SECOND AMENDMENT TO RIGHTS AGREEMENT
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    	SECOND AMENDMENT, dated as of September 15, 1998, to the Rights Agreement, dated as of February 8, 1989 and amended as of October 9, 1995 (as so amended, the "Rights Agreement"), between Hamischfeger Industries, Inc., a Delaware corporation (the "Company"), and BankBoston, N.A., formerly known as The
First National Bank of Boston, as Rights Agent (the "Rights Agent"). All capitalized terms not defined herein shall have the meanings ascribed to them in the Rights Agreement.

     	The Company and the Rights Agent have heretofore executed and entered into the Rights Agreement. Pursuant to Section 26 of the Rights Agreement, the
Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 26 thereof.
All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

     In consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

	1.  The references to "20%" set forth in the first and third sentences of
 Section 1 (a) of the Rights Agreement shall be deleted and replaced with "15%".

	2. The reference to "20%" set forth in Section 1 (k) of the Rights Agreement shall be deleted and replaced with "15%".

	3.  Section 1 (o) of the Rights Agreement is hereby modified and amended to read in its entirety as follows:

    	(o)  "Expiration Date" shall mean the Close of Business on February 17,
          2009.

	4. The Rights Agreement and the Exhibits thereto may be restated to reflect this Amendment to the Rights Agreement, including all necessary conforming changes.

	5. This Amendment to the Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and for all purposes shall be governed by and construed with the laws of such State applicable to contracts to be made and performed entirely within such State.

 6. This Amendment to the Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original and all such counterparts shall together constitute but one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings to such terms in the Rights Agreement.

	7.  Except as expressly noted herein, this Amendment to the Rights Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

	8. If any term, provision, covenant or restriction of this Amendment to the Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment to the Rights Agreement, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

	9.  This Amendment and the Rights Agreement constitute the entire agreement among the parties with respect to the subject matter thereof and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to such subject matter.

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first written above.



Attest:                          HARNISCHFEGER INDUSTRIES, INC.

By:                               By:
     ----------------------	      -----------------------------

Attest:                          BANKBOSTON, N.A., FORMERLY KNOWN AS
                                 THE FIRST NATIONAL BANK OF BOSTON

By:                              By:
     ---------------------	      ------------------------------


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                                            							EXHIBIT NO. 99


Contact:
Francis M. Corby, Jr.	      James C. Benjamin     David A. Brukardt
Executive Vice President    Vice President and    Director, Corporate
Finance and Administration  Controller            Communication
(414) 486-6518		            (414) 486-6870	      (414) 486-6474


HARNISCHFEGER ANNOUNCES IT WILL RETAIN BELOIT CORPORATION;
EXTENDS ITS SHAREHOLDER RIGHTS PLAN

MILWAUKEE -- September 21, 1998 -- Harnischfeger Industries, Inc. (NYSE:HPH) today announced it has discontinued exploring the possible sale of Beloit Corporation as well as other methods of separating its principal businesses. "Pulp and paper markets throughout the world are softer than anyone anticipated. Economic uncertainties in Asia, Russia, Latin America and other parts of the world are not only affecting the pulp and paper industry, but also potential buyers of Beloit as well, be they strategic or financial buyers," Jeffrey T. Grade, Chairman and Chief Executive Officer, stated. "We would not undertake a transaction that did not satisfy our objective of enhancing long-term shareholder value. We have the right management team in place at Beloit and, with B2000, the right business strategy. We intend to aggressively pursue maximum long-term shareholder value from Beloit through growth and the continued development of Beloit's life-cycle management strategy."

The Company also announced that its Board of Directors extended the term of its shareholder rights plan for ten years and lowered the level of ownership of Company stock that triggers the Rights Agreement from 20% to 15%. The Rights Agreement was established in 1989 and was previously scheduled to expire in February, 1999. Grade said, "The rights plan does not, and is not intended to, immunize the Company from takeover. However, we continue to believe that the rights plan provides an effective tool for the Board of Directors to protect and enhance stockholder interests."

                                         ********

All statements in this news release other than historical facts are forward-looking statements which involve risks and uncertainties and which are subject to change at any time. Such statements are based on management's expectation at the time they are made. In addition to the assumptions and other factors referred to in connection with the statements, factors set forth in the company's latest Form 10-Q filed with the Securities and Exchange Commission, among others, could cause actual results to differ materially from those contemplated.

Harnischfeger Industries, Inc. [NYSE: HPH] is a global company with business segments involved in the manufacture and distribution of equipment for underground mining (Joy Mining Machinery), surface mining (P&H Mining Equipment), and pulp and papermaking (Beloit Corporation).